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                                                                   Exhibit 23(b)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To UGI Utilities, Inc.:

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated November 10, 2000, included in UGI Utilities, Inc.'s Form 10-K for the fiscal year ended September 30, 2000, and to all references to our Firm included in this Registration Statement.


                                    ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
October 30, 2001